LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS


	KNOW
ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes
and
appoints Ann M. Storberg and Nancy J. Axtell the undersigned's true
and
lawful attorney-in-fact and agent, with full power of substitution,
and
resubstitution for the undersigned and in the undersigned's name, place and
stead, in any and all capacities, to:
		(1)	execute for and
on behalf of
the undersigned Forms 3, 4 and 5 and all other forms that may be required to be filed by the undersigned from time to time under
Section 16(a)of the
Securities Exchange Act of 1934 and the rules promulgated thereunder;

		(2)	do and perform any and all acts for and
on behalf of the
undersigned which may be necessary or desirable to complete and execute such forms and timely file such forms with the United States Securities and
Exchange Commission and any stock exchange or similar authority; and

		(3)	take any other action of any type
whatsoever in connection with the
foregoing which, in the opinion of such
attorney-in-fact, may be of benefit
to, in the best interest of, or
legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact pursuant to this Power of
Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
	The undersigned hereby grants to such

attorney-in-fact full power and authority to do and perform each and every act and thing requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do in person, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is American Physicians Capital, Inc.
assuming, any of the
undersigned's responsibilities to comply with
Section 16 of the Securities
Exchange Act of 1934.
	This Power of
Attorney shall remain in full force
and effect until the undersigned is
no longer required to file Forms 3, 4
and 5 or any other forms under
Section 16(a) of the Securities Exchange Act of 1934, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
	IN WITNESS WHEREOF, the
undersigned has caused
this Power of Attorney to be executed as of this 22nd day of October,
2002.

/s/ AppaRao Mukkamala
(signature)


AppaRao
Mukkamala
(print name)